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                                                                       Annex I
                                                                            to
                                                                     Securities
                                                                       Purchase
                                                                      Agreement

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                                                    Right to Purchase 84,270
                                                    Shares of Common Stock of
                                                    International Remote Imaging
                                                    Systems, Inc.

                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.
                         COMMON STOCK PURCHASE WARRANT

         INTERNATIONAL REMOTE IMAGING SYSTEMS, IN., a Delaware corporation (the "Company"), hereby certifies that, for value received, Thermo Amex Convertible Growth Fund I, L.P. or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof, and before 5:00 p.m., Eastern time, on the Expiration Date (as hereinafter defined), 84,270 fully paid and nonassessable shares of Common Stock, $.01 par value per share, of the Company at a purchase price per share equal to the Purchase Price (as hereinafter defined). The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                 (a) The term "Business Day" as used herein shall mean a day on which the American Stock Exchange is open for business.

                 (b) The term "Common Stock" includes the Company's Common Stock, $.01 par value per share, as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                 (c) The term "Company" shall include International Remote Imaging Systems, Inc., a Delaware corporation, and any corporation that shall succeed to or assume the obligation of International Remote Imaging Systems, Inc. hereunder.






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                 (d)      The term "Expiration Date" means 5:00 p.m.,
California time, on December 31, 2001.

                 (e)      The term "Purchase Price" shall mean $3.56.

         1.      EXERCISE OF WARRANT.

                 1.1      EXERCISE AT OPTION OF HOLDER.   This Warrant may be
exercised by the Holder hereof in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof until the Expiration Date by surrender of this Warrant and the subscription form annexed hereto duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. On any partial exercise the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                 1.2 NET ISSUANCE. Notwithstanding anything to the contrary contained in Section 1.1, the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company, without the payment of any additional consideration, together with notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

         X = Y (A-B)
             -------
                 A

Where:    X =      the number of shares of Common Stock to be issued to the
                   Holder pursuant to this Section 1.2

          Y = the number of shares of Common Stock as to which this Warrant is to be exercised pursuant to this Section 1.2

          A = the current fair market value of one share of Common Stock calculated as of the last trading day immediately preceding the exercise of this Warrant pursuant to this Section 1.2

          B =      the Purchase Price

As used herein, current fair market value of one share of Common Stock as of a specified date shall mean the average of the closing bid prices of the Common Stock on the principal securities market on which the Common Stock may at the time be traded over a period of five Business Days consisting of the day as of which the current fair market value of a share of Common Stock is being determined (or if such day is not a Business Day, the Business Day next preceding such day) and the four consecutive




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
Business Days prior to such day. If on the date for which current fair market value is to be determined the Common Stock is not eligible for trading on any securities market, the current fair market value of one share of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Common Stock is being exchanged for other securities or property, in which case the current fair market value of the Common Stock shall be deemed to be the value of the securities or property to be received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's merger, acquisition or other consolidation.

         2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within three days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled on such exercise, in such denominations as may be requested by such Holder, plus, in lieu of any fractional share to which such Holder would otherwise have been entitled, cash equal to such fraction multiplied by the then current fair market value (as determined in accordance with subsection 1.2) of one full share, together with any other stock or other securities or any property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such exercise. If the Company fails to issue and deliver the certificates for the Common Stock to the Holder pursuant to the first sentence of this paragraph as and when required to do so, in addition to any other liabilities the Company may have hereunder and under applicable law, the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses including, without limitation, fees and expenses of legal counsel incurred by the Holder as a result of such failure.

         3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time, all the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

         (a) other or additional stock or other securities or property (including cash) by way of dividend, or




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         (b)     other or additional stock or other securities or property
(including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the Holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash) which such Holder would hold on the date of such exercise if on the date hereof the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4. If the Company shall reasonably determine that it is impractical to hold property or securities pending the exercise of this Warrant, then it need not hold such property or securities, but shall instead deliver to the Holder on exercise an amount in cash in lieu thereof equal to the fair market value of such property or securities on the date of the distribution or other event.

         4. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Company shall give at least 20 days notice to the Holder of such pending transaction whereby the Holder shall have the right to exercise this Warrant prior to any such reorganization, consolidation, merger, sale or conveyance. Any exercise of this Warrant pursuant to notice under this paragraph shall be conditioned upon the closing of such reorganization, consolidation, merger, sale or conveyance which is the subject of the notice and the exercise of this Warrant shall not be deemed to have occurred until immediately prior to the closing of such transaction.

         5. ADJUSTMENT FOR EXTRAORDINARY EVENTS. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would be issuable on such exercise as of immediately prior to such issuance by a fraction of which (i) the numerator is the Purchase Price in effect




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
immediately prior to such issuance and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

         6. FURTHER ASSURANCES; CERTIFICATE OF ADJUSTMENT. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof (other than those imposed as a result of a transfer by Holder), on the exercise of all or any portion of this Warrant from time to time outstanding. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder of this Warrant a certificate signed by the Chairman or President and Chief Financial Officer of the Company and by a firm of independent public accountants setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

         7.      NOTICES OF RECORD DATE, ETC.  In the event of

         (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

         (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other person, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

         then and in each such event the Company will mail or cause to be mailed to the Holder, at least ten days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or a favorable vote of stockholders, if either is required. Such notice shall be mailed at least ten days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

         8. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock from time to time issuable on the exercise of this Warrant.




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         9.      TRANSFER OF WARRANT.  This Warrant shall inure to the benefit of the successors to and assigns of the Holder. This Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to below by the Holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

         10. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

         11. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 10, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for purchase hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

         12. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         13. WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent having an office in the United States of America, for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to
Section 1, exchanging this Warrant pursuant to Section 11, and replacing this Warrant pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         14. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         15. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         16. NOTICES, ETC. All notices and other communications from the Company to the registered Holder of this Warrant shall be mailed by first class certified mail, postage prepaid, at such




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address as may have been furnished to the Company in writing by such Holder or at the address shown for such Holder on the register of warrants referred to in
Section 10.

         17. INVESTMENT REPRESENTATIONS. By acceptance of this Warrant, the Holder represents to the Company that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise of the Warrant. The Holder acknowledges that the Holder has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management and the Company's counsel about the business and affairs of the Company and concerning the terms and conditions of the offering of this Warrant, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Holder hereof in connection with the offering of this Warrant. The Holder asserts that it may be considered to be a sophisticated investor, is familiar with the risks inherent in speculative investments such as in the Company, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in this Warrant and the Common Stock issuable upon exercise of this Warrant, and is able to bear the economic risk of the investment. By acceptance of this Warrant, the Holder represents to the Company that it is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act. The Holder acknowledges and agrees that this Warrant and, except as otherwise provided in the Registration Rights Agreement, dated as of December 31, 1996, between the Company and Thermo Amex Convertible Growth Fund I, L.P. (the "Registration Rights Agreement"), the Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be), registered




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under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder recognizes and acknowledges that such claims of exemption are based, in part, upon the representations of the Holder contained herein. The Holder further recognizes and acknowledges that because this Warrant and, except as provided in the Registration Rights Agreement, the Common Stock issuable upon exercise of this Warrant (if any) are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Unless the shares of Common Stock have theretofore been registered for resale under the Securities Act, the Company may require, as a condition to the issuance of Common Stock upon the exercise of this Warrant (i) in the case of an exercise in accordance with Section 1.1 hereof, a confirmation as of the date of exercise of the Holder's representations pursuant to this Section 17, or (ii) in the case of an exercise in accordance with Section 1.2 hereof, an opinion (in form and substance reasonably satisfactory to the Company) of counsel reasonably satisfactory to the Company that the shares of Common Stock to be issued upon such exercise may be issued without registration under the Securities Act.

         18. LEGEND. Unless theretofore registered for resale under the Securities Act, each certificate for shares issued upon exercise of this Warrant shall bear the following legend:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

         19. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement or such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of Delaware.
The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

         IN WITNESS WHEREOF, International Remote Imaging Systems, Inc. has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.



Dated:  December 31, 1996            INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.




                                     By: [SIG]
                                         ---------------------------------------
                                         Print name:
                                         Title:




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
                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO:  INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.

         1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to shares of Common Stock, as defined in the Warrant, of International Remote Imaging Systems, Inc., a Delaware corporation (the "Company").

         2.      The undersigned Holder (check one):

         _____(a) elects to pay the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $_________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $_________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

         ______(b)  elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 1.2 of the Warrant.

         3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

         Name:            ________________________________________________

         Address:         ________________________________________________

                          ________________________________________________

         Dated:           ________________________________________________
                          (Signature below must conform to name of Holder as specified on the face of the Warrant)

         Sign here:       ________________________________________________

         Address:         ________________________________________________





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